                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 31, 2001
                        (Date of earliest event reported)


                                  GAINSCO, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                     001-09828                 75-1617013
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


                  500 COMMERCE STREET, FORT WORTH, TEXAS 76102
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (817) 336-2500


ITEM 5.  OTHER EVENTS.

         On September 6, 2001, Robert W. Stallings was elected as non-executive Chairman of the Board of Directors of the Company and Joel C. Puckett was elected as non-executive Vice Chairman of the Board of Directors of the Company. Messrs. Stallings and Puckett previously served as non-executive Vice Chairman of the Board and non-executive Chairman of the Board, respectively. Reference is made to the Company's Proxy Statement dated April 26, 2001 for information regarding Messrs. Stallings and Puckett.

         On August 31, 2001, but effective as of August 1, 2001, the Company consummated the sale of all of the stock of Tri-State, Ltd. ("Tri-State"), a subsidiary which is a general agent for nonstandard private passenger automobile insurance in Minnesota, North Dakota and South Dakota, to Herbert A. Hill for the purchase price of $935,000 paid in cash at closing. The Company had bought Tri-State from Hill and another individual in January 2000 for an aggregate cash purchase price (including post-closing payments made upon the meeting of certain targets) of approximately $8.8 million. The Company is retaining Tri-State's insurance subsidiary, Midwest Casualty Insurance Company, which had approximately $3.1 million of policyholders' surplus at December 31, 2000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         No financial statements or pro forma financial statements are required to be filed as a part of this Report. The following is a list of exhibits filed as part of this Current Report on Form 8-K:

EXHIBITS
EXHIBIT NO.

3.5      Bylaws of the Registrant as amended through September 6, 2001 (2)

10.23 Stock Purchase Agreement dated August 8, 2001 between the Registrant and Herbert A. Hill (1)

10.24 Amended and Restated Stock Purchase Agreement dated to be effective as of August 1, 2001 between the Registrant and Herbert A. Hill (with exhibits) (2)

99.26 Press Release by the Registrant dated September 7, 2001 announcing the election of Robert W. Stallings as non-executive Chairman of the Board of Directors of the Registrant and Joel C. Puckett as the non-executive Vice Chairman of the Board of Directors of the Registrant (2)

         (1) Filed as an exhibit to the Company's Quarterly Report on Form 10-Q dated August 14, 2001.

         (2)      Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GAINSCO, INC.



                                  BY:  /s/ GLENN W. ANDERSON


                                  -----------------------------------
                                  Glenn W. Anderson, President and
                                  Chief Executive Officer


DATED:  September 7, 2001

                                  GAINSCO, INC.

                                  EXHIBIT INDEX




EXHIBIT
NUMBER         DESCRIPTION
-------        -----------


  3.5          Bylaws of the Registrant as amended through September 6, 2001 (2)

  10.23        Stock Purchase Agreement dated August 8, 2001 between the
               Registrant and Herbert A. Hill (1)

  10.24 Amended and Restated Stock Purchase Agreement dated to be effective as of August 1, 2001 between the Registrant and Herbert
               A. Hill (with exhibits) (2)

  99.26 Press Release by the Registrant dated September 7, 2001 announcing the election of Robert W. Stallings as non-executive
               Chairman of the Board of Directors of the Registrant and Joel C.
               Puckett as the non-executive Vice Chairman of the Board of Directors of the Registrant (2)

               (1) Filed as an exhibit to the Company's Quarterly Report on Form 10-Q dated August 14, 2001.

               (2)   Filed herewith.